Exhibit 99.1

LDR HOLDING CORPORATION ISSUES
PRELIMINARY RESULTS FOR FIRST QUARTER 2014

AUSTIN, Texas, April 11, 2014 - LDR Holding Corporation (NASDAQ: LDRH), a global medical device company focused on designing and commercializing novel and proprietary surgical technologies for the treatment of patients suffering from spine disorders, today announced preliminary estimated financial results for the three months ended March 31, 2014. LDR expects that revenue, gross margin and operating loss will be in the following ranges:

(dollars in millions, except for percentages)
	Three Months Ended March 31,
	2014	2013
	Preliminary	Actual
Revenue	$30.7 - $31.2	$25.8
Gross margins	82.9% - 83.2%	83.4%
Operating loss	$3.4 - $2.8	$0.3

Expected revenue for the three months ended March 31, 2014 represents an increase of 19% to 21% compared with the three months ended March 31, 2013.
The preliminary information disclosed in this press release is the responsibility of LDR's management, reflects managment's estimates based solely upon information available to LDR as of the date hereof and is not a comprehensive statement of LDR's financial results for the three months ended March 31, 2014. LDR has provided ranges for the preliminary estimated financial results described above that are subject to the completion of LDR’s quarter-end financial closing procedures. The information presented above should not be considered a substitute for LDR’s full unaudited financial statements for the three months ended March 31, 2014 once they become available. The ranges for the preliminary estimated financial results described above constitute forward-looking statements. Actual results may vary materially from the information contained in these forward-looking statements based on a number of factors. LDR’s actual results may differ materially from these estimated ranges. Accordingly, investors should not place undue reliance upon these preliminary estimates.
Additional Information
LDR anticipates providing a full report on the financial results for the first quarter of 2014 and conducting a conference call with investors on May 7, 2014. Dial-in and webcast access information for the call will be available in the Investor Relations section of the company’s website.

Forward-Looking Statements
This press release contains statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this press release include the intent, belief or current expectations of LDR and members of its management team with respect to LDR's future business operations as well as the assumptions upon which such statements are based. Forward-looking statements include specifically, but are not limited to, LDR's market opportunities, growth, future products, market acceptance of its products, sales and financial results and such statements are subject to risks and uncertainties such as the timing and success of new product introductions, physician acceptance, endorsement, and use of LDR's products, regulatory matters, competitor activities, changes in and adoption of reimbursement rates, potential product recalls, effects of global economic conditions and changes in foreign currency exchange rates. Additional factors that could cause actual results to differ materially from those contemplated within this press release can also be found in LDR's Risk Factors disclosure in its Annual Report on Form 10-K, filed on March 4, 2014, and in LDR's other filings with the SEC. LDR disclaims any responsibility to update any forward-looking statements.
About LDR Holding Corporation
LDR Holding Corporation is a global medical device company focused on designing and commercializing novel and proprietary surgical technologies for the treatment of patients suffering from spine disorders. LDR's primary products are based on its exclusive VerteBRIDGE fusion and Mobi non-fusion technology platforms and are designed for applications in the cervical and lumbar spine. These technologies enable products that are less invasive, provide greater intra-operative flexibility, offer simplified surgical techniques and promote improved clinical outcomes for patients as compared to existing alternatives. LDR recently received approval from the U.S. Food and Drug Administration (FDA) for the Mobi-C cervical disc replacement device, the first and only cervical disc replacement device to receive FDA approval to treat both one-level and two-level cervical disc disease. For more information regarding LDR Holding, visit www.ldr.com.
Contacts
Robert McNamara
Executive Vice President and Chief Financial Officer
LDR Holding Corporation
(512) 344-3333

Bob Yedid
Managing Director
ICR, Inc.
(646) 277-1250
bob.yedid@icrinc.com